UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event Reported): October 25, 2006

                                  EQUINIX, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                  000-31293                 77-0487526
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)


                           301 Velocity Way, 5th Floor
                          Foster City, California 94404
                                 (650) 513-7000
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                   (Addresses of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition


     The information in Item 2.02 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


     On October 25, 2006, Equinix, Inc. ("Equinix") issued a press release announcing its financial results for the quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1. Equinix released certain non-GAAP information in the press release. Attached to the press release is a reconciliation to the non-GAAP information.


     On October 25, 2006, in connection with the issuance of the press release, Equinix will hold a conference call to discuss the press release.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On October 25, 2006, Peter Van Camp, Equinix's Chief Executive Officer, President and Chairman of the Board of Directors, announced his intention to transition to a new role with Equinix over the course of the next year to become Executive Chairman. Equinix will initiate an external search for a replacement. Mr. Van Camp will remain in his current role until a replacement is found and will assist with the transition.

     A copy of a press release issued on October 25, 2006 announcing Mr. Van Camp's intention to transition to the role of Executive Chairman is attached to this Current Report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

  (c) Exhibits.

  99.1 Press Release of Equinix, Inc. dated October 25, 2006, titled "Equinix Reports Third Quarter 2006 Results," furnished in accordance with Item
          2.02 of this Current Report on Form 8-K.

  99.2 Press Release of Equinix, Inc. dated October 25, 2006, titled "Equinix CEO Peter Van Camp to Transition into New Role of Executive Chairman Over the Course of the Next Year," furnished in accordance with Item
          5.02 of this Current Report on Form 8-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EQUINIX, INC.


DATE:  October 25, 2006                  By:     /s/ KEITH D. TAYLOR
                                              ----------------------------------
                                              Keith D. Taylor
                                              Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit
    Number            Description
    -------           -----------

     99.1 Text of Press Release of Equinix, Inc. dated October 25, 2006, titled "Equinix Reports Third Quarter 2006 Results."

     99.2 Text of Press Release of Equinix, Inc. dated October 25, 2006, titled "Equinix CEO Peter Van Camp to Transition into New Role of Executive Chairman Over the Course of the Next Year."